Exhibit 99.1

JOHN M. CONNOLLY NAMED INTERIM CEO OF EDGAR ONLINE, INC.;

PHILIP MOYER TO REMAIN AS ADVISOR TO COMPANY

NEW YORK – September 13, 2010 — EDGAR® Online, Inc. (NASDAQ: EDGR), a leading provider of XBRL (eXtensible Business Reporting Language) filing services, datasets and analysis tools, today announced that John M. Connolly, a member of its Board of Directors and former President and Chief Executive Officer of Institutional Shareholder Services (ISS), has been named interim President and Chief Executive Officer effective on September 30, 2010. Connolly replaces Philip D. Moyer, who has resigned, also effective September 30, as CEO, President and a member of the Board, citing personal reasons. Following his resignation, Moyer will serve as an advisor to the Board and the management team, during which time he will be helping to transition his responsibilities.

EDGAR Online’s Board has formed a committee that will immediately start the search for a new permanent CEO to lead the next phase of the company’s growth.

Connolly’s extensive operational experience includes serving as President and Chief Executive Officer of ISS, which provides proxy voting, corporate governance, compliance, and risk management solutions, until its sale to RiskMetrics in 2006. He is currently an Operating Partner of Bain Capital Ventures.

Previously, Connolly founded Mainspring Inc., a provider of strategic consulting, research, and advisory services to Fortune 1000 companies. Under his leadership, Mainspring grew from a start up to a publicly traded company and was purchased by IBM in 2001. Connolly went on to serve as Global General Manager of IBM’s financial services business consulting practice.

“All of us are extremely grateful for the time, effort and expertise that Philip has devoted to the company over the past three and a half years,” said Mark Maged, Chairman of the Board of Directors of EDGAR Online. “He and the management team helped establish EDGAR Online as a leader in XBRL services and data, and we wish him well. EDGAR Online is very fortunate to have an accomplished executive like John Connolly—who knows the business well—to step into a leadership role at this dynamic time in our evolution.”

EDGAR Online is well-positioned to take advantage of the momentum behind XBRL, as the leading producer of XBRL filings for the SEC. The Company recently strengthened the management team with Diana Bourke joining as Chief Operations Officer, and David Price joining as Executive Vice President and Chief Financial Officer, as well as new leadership in sales and product management.

“The Board, management and I are excited about moving forward and building EDGAR Online into the leading provider of XBRL software, services and data solutions,” Connolly said. “We remain fully committed to the merger with UBmatrix. Together we will broaden our reach into additional markets and add world-class partners, which will accelerate our delivery of XBRL products and services to improve the transparency of business information exchange, for filers, regulators, analysts and investors.”

Conference Call Details

EDGAR Online will host a conference call to discuss this announcement at 4:30 p.m. Eastern Time on Monday, September 13, 2010. Connolly and Price will host the call. To participate, please dial (877) 407-8031 (Domestic) or (201) 689-8031 (International).

The teleconference will be available for replay beginning September 13, 2010 after 7:00 p.m. EDT through September 20, 2010. To access the replay, dial (877) 660-6853 (domestic) or (201) 612-7415 (international). The account number is 286 and the conference ID is 197659.

The call will also be broadcast simultaneously and archived on the Internet at: http://www.edgar-online.com/investor/.

About EDGAR® Online, Inc.

EDGAR Online, Inc. (www.edgar-online.com) (NASDAQ: EDGR) is a leader in the distribution of company data and public filings for equities, mutual funds and a variety of other publicly traded assets. The company delivers its information products via online subscriptions and data licenses directly to end-users, embedded in other web sites and through a variety of redistributors. EDGAR Online has also developed proprietary automated systems that allow for the rapid conversion of data and is a pioneer and leader in XBRL. The company uses its automated processing platform and its expertise in XBRL to produce both datasets and tools and to assist organizations with the creation, management and distribution of XBRL financial reports.

Additional Information

In connection with the proposed issuances of EDGAR Online stock in the merger contemplated by the Agreement and Plan of Merger between the Company and UBmatrix and in a related transaction, EDGAR Online will file with the SEC a proxy statement. EDGAR Online will mail the proxy statement to its stockholders. EDGAR Online urges investors and security holders to read the proxy statement regarding the proposed issuances when it becomes available because it will contain important information. You may obtain copies of all documents filed with the SEC regarding these transactions, free of charge, at the SEC’s web site (www.sec.gov). You may also obtain these documents free from EDGAR Online at www.edgar-online.com, or by contacting the EDGAR Online Investor Relations Department at (203) 852-5660.

EDGAR Online and its directors, executive officers and certain other members of management and employees may be soliciting proxies from EDGAR Online stockholders in favor of the stock issuances. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of the EDGAR Online stockholders in connection with the proposed stock issuances will be set forth in the proxy statement when it is filed with the SEC. You can find information about EDGAR Online’s executive officers and directors in the proxy statement for EDGAR Online’s 2009 annual meeting of stockholders, filed with the SEC on April 27, 2009, and in its Current Report on Form 8-K, filed with the SEC on January 29, 2010. Free copies of these documents may be obtained from EDGAR Online as described above.

Use of Forward-Looking Statements

“Forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995 may be included in this press release. These statements relate to future events and/or our future financial performance and include, without limitation, statements regarding our future growth prospects, future demand for our XBRL business, future innovations in our data and solutions and subscriptions business, the integration of UBmatrix into our business and the approval by our shareholders of certain transactions contemplated by the merger agreement. These statements are only predictions and may differ materially from actual future events or results. EDGAR Online, Inc. disclaims any intention or obligation to revise any forward-looking statements whether as a result of new information, future developments or otherwise. Please refer to the documents filed by EDGAR Online, Inc. with the SEC, which identify important risk factors that could cause actual results to differ from those contained in forward-looking statements, including, but not limited to risks associated with (i) our ability to increase revenues, (ii) our ability to obtain profitability, (iii) our ability to obtain additional financing, (iv) changes in general economic and business conditions (including in the online business and financial information industry), (v) actions of our competitors, (vi) the extent to which we are able to develop new services and markets for our services, (vii) the time and expense involved in such development activities, (viii) risks in connection with acquisitions, (ix) the level of demand and market acceptance of our services, (x) changes in our business strategies, (xi) the merger with UBmatrix, Inc. and the integration of its business into ours and (xii) a failure of our shareholders to approve certain transactions contemplated by the merger agreement with UBmatrix or a failure of either party to meet any of the other conditions to closing the merger.

EDGAR® is a federally registered trademark of the U.S. Securities and Exchange Commission. EDGAR Online is not affiliated with or approved by the U.S. Securities and Exchange Commission.